UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 7, 2008
Date of Report (Date of earliest event reported)

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)          (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

We were formed as a blank check company named India Globalization Capital, Inc. We were formed to serve as a vehicle for the acquisition of an operating business in an unspecified industry located in India through a merger, capital stock exchange, asset acquisition or other similar business combination. At a special meeting of stockholders on March 7, 2008, our stockholders approved, among other things, two substantially similar share subscription agreements to acquire an equity interest in each of Sricon Infrastructure Private Limited (“Sricon”) and Techni Bharathi Limited (“TBL”).

On March 7, 2008, we consummated the acquisition of a 63% equity interest in Sricon for an aggregate consideration of approximately US $29,000,000 and the acquisition of a 77% equity interest in TBL for an aggregate consideration of approximately US $12,000,000. The Sricon transaction was completed by our purchase of an approximate 5% equity interest from the promoters of Sricon for about US $3,000,000 and the remaining 58% equity interest directly from Sricon for around US $26,000,000, through the issuance of new Sricon shares.   The TBL transaction was completed by our purchase of an approximately 38.7% equity interest directly from TBL for around US$6,900,000, our purchase of a new convertible debenture that may be converted to approximately 11.3% equity interest in TBL directly from TBL for around US$3,130,000 and our purchased of a convertible preferred debenture from Odeon Limited that may be converted to an approximately 27% equity interest in TBL for around US$2,000,000. The preceding percentages are calculated on a fully-diluted basis after giving effect to the acquisition of the 77% equity position.

Sricon was incorporated as a private limited company on March 3, 1997 in Nagpur, India. Its registered office is at Pragati Layout, Rajeev Nagar, Nagpur 440025. Sricon is an engineering and construction company that is engaged in the execution of civil construction and structural engineering projects, inter alia, in the design building and maintenance of roads, highways, toll booths, over passes, as well as industrial infrastructure development such as power plants, water supply systems and mining. Sricon is accredited with ISO 9001:2000 certification and its present and past clients include various Indian government organizations that are responsible for the construction and maintenance of the network of Indian roads.

TBL was incorporated as a public (but not listed on the stock market) limited company on June 19, 1982 in Cochin, India. Its registered office is at 34/136A Edappally Bypass Road, Cochin, 682024, Kerala, India. TBL is an engineering and construction company that is engaged in the execution of civil construction and structural engineering projects, such as in the design and building of roads, highways, bridges, tunnels, airport runways, rail roads and dams. TBL has a regional focus in the states of Andhra Pradesh, Karnataka and Tamil Nadu. Its present and past clients include various Indian government organizations that are responsible for the construction and maintenance of the network of Indian roads.

The business of Sricon and TBL as well as information that would have been required if we were filing a registration statement on Form 10 under the Securities Exchange Act of 1934 is described in our definitive proxy statement, dated February 6, 2008, filed with the Securities and Exchange Commission on February 8, 2008, as supplemented by a proxy supplement dated March 6, 2008, filed with the Securities and Exchange Commission on March 4, 2008 and is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

We were formed on April 29, 2005 as a blank check company to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India. On March 7, 2008, we consummated the acquisition of a 63% equity interest in Sricon and the acquisition of a 77% equity interest in TBL.. As a result of this acquisition we ceased being a "shell company" as defined in Rule 12b-2 under the Securities Exchange Act of 1934. The material terms of the acquisition are described in our definitive proxy statement, dated February 6, 2008, filed with the Securities and Exchange Commission on February 8, 2008, as supplemented by a proxy supplement dated March 6, 2008, filed with the Securities and Exchange Commission on March 4, 2008 and are incorporated herein by reference.

Item 8.01 Other Events

At a special meeting of stockholders on March 7, 2008:

•
the “Acquisition Proposal” of India Globalization Capital, Inc. (“IGC”) acting directly or indirectly through one or more newly formed affiliates, consisting of the following proposed acquisitions: a) acquisition of a 63% equity interest in Sricon), b) the acquisition of convertible preference shares, and a direct equity interest in TBL and c) the acquisition from Odeon Limited of convertible preference shares of TBL, which when converted along with the convertible preference shares purchased directly from TBL would result in IGC owning a 77% equity interest in TBL was approved;

•	Sudhakar Shenoy and Suhail Nathani were elected to IGC’s board of directors to hold office as Class A directors for a period to expire at the fourth annual meeting of stockholders; and

•	the adoption of the IGC 2008 Omnibus Incentive Plan was approved.

A total of 2,064,165 shares issued in  IGC’s  initial public  offering were cast in opposition to the  acquisition  transaction  and elected to be converted into a pro rata portion of the proceeds from the initial public offering held in trust,  representing  approximately  18.26% of the shares  issued in the initial public offering.  Cash in the amount of approximately $12.3 million (representing $5.94 per share) will be paid to these stockholders.

On  March 10,  2008,  we  issued  a press  release  announcing  that our stockholders  had approved our acquisition of a majority equity interest in each of Sricon and TBL and that we had consummated the acquisition of the equity interests in Sricon and TBL.

A copy of the press  release is being  furnished  as  Exhibit  99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The financial statements of Sricon and TBL are included in our definitive proxy statement, dated February 6, 2008, filed with the Securities and Exchange Commission on February 8, 2008, as supplemented by a proxy supplement dated March 6, 2008, filed with the Securities and Exchange Commission on March 4, 2008 and are incorporated herein by reference.

The pro forma financial information relating to our purchase of an equity interest in each of Sricon and TBL is included in our definitive proxy statement, dated February 6, 2008, filed with the Securities and Exchange Commission on February 8, 2008, as supplemented by a proxy supplement dated March 6, 2008, filed with the Securities and Exchange Commission on March 4, 2008 and is incorporated herein by reference.

(d) Exhibits

2.01	Share Subscription Cum Purchase Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.*
2.02
Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on December 19, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.*

2.03
Second Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on January 14, 2008 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.*

2.04	Shareholders Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.*
2.05	Share Subscription Cum Purchase Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Bharathi Limited and the persons named as Promoters therein.*
2.06
Annex F: Amendment to the Share Subscription Agreement Dated September 16, 2007, entered into on December 21, 2007 by and among India Globalization Capital, Inc., Techni Bharathi Limited and the persons named as Promoters therein.*

2.07	Shareholders Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Barathi Limited and the persons named as Promoters therein.*
2.08	Share Purchase Agreement dated September 21, 2007 by and between India Globalization Capital, Inc. and Odeon Limited.*
2.09
Letter Agreement dated January 8, 2008 by and among India Globalization Capital, Inc., Odeon Limited, and Techni Bharathi Limited amending the Share Purchase Agreement dated September 21, 2007 by and among India Globalization Capital, Inc. and Odeon Limited.*

99.1	Press Release of India Globalization Capital, Inc., dated March 10, 2008.

*Filed as an exhibit to the Registrant's definitive proxy statement relating to its 2008 Special Meeting of Stockholders filed with the SEC on February 6, 2008 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: March 10, 2008	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer

Exhibit Index

2.01	Share Subscription Cum Purchase Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.*
2.02
Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on December 19, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.*

2.03
Second Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on January 14, 2008 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.*

2.04	Shareholders Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.*
2.05	Share Subscription Cum Purchase Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Bharathi Limited and the persons named as Promoters therein.*
2.06
Annex F: Amendment to the Share Subscription Agreement Dated September 16, 2007, entered into on December 21, 2007 by and among India Globalization Capital, Inc., Techni Bharathi Limited and the persons named as Promoters therein.*

2.07	Shareholders Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Barathi Limited and the persons named as Promoters therein.*
2.08	Share Purchase Agreement dated September 21, 2007 by and between India Globalization Capital, Inc. and Odeon Limited.*
2.09
Letter Agreement dated January 8, 2008 by and among India Globalization Capital, Inc., Odeon Limited, and Techni Bharathi Limited amending the Share Purchase Agreement dated September 21, 2007 by and among India Globalization Capital, Inc. and Odeon Limited.*

99.1	Press Release of India Globalization Capital, Inc., dated March 10, 2008.

 *Filed as an exhibit to the Registrant's definitive proxy statement relating to its 2008 Special Meeting of Stockholders filed with the SEC on February 6, 2008 and incorporated herein by reference.